UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-9439	74-2157138
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (956) 722-7611

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 20, 2024, International Bancshares Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). As described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2024 (the “Proxy Statement”), the Company submitted the following proposals to its shareholders for a vote:

(1)	To elect eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(2)	To ratify the appointment of RSM US LLP as the Company’s independent auditor for the fiscal year ending December 31, 2024; and

(3)	To consider and approve a non-binding advisory resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the tabular disclosures in the Proxy Statement.

The following table lists the final voting results for Proposals 1, 2, and 3 at the Annual Meeting:

	For	Against	Abstain	Broker Non-Votes
Election of Directors
Javier de Anda	52,290,748	340,732	19,611	7,025,498
Douglas B. Howland	45,324,676	7,307,089	19,325	7,025,498
Rudolph M. Miles	52,272,646	358,800	19,644	7,025,498
Dennis E. Nixon	51,140,805	1,490,721	19,563	7,025,498
Larry A. Norton	45,413,424	7,218,087	19,578	7,025,498
Roberto R. Reséndez	49,975,184	2,655,957	19,949	7,025,498
Antonio R. Sanchez, Jr.	51,879,092	752,401	19,598	7,025,498
Diana G. Zuniga	49,978,002	2,653,024	20,064	7,025,498

Ratification of RSM US LLP	56,224,090	127,276	172,904	3,185,293

Non-binding Advisory Resolution on Compensation	51,097,020	1,379,231	174,839	7,025,498

Based on the foregoing results, each director nominee named above was elected by a majority-vote standard, which is the voting standard required by the Company’s Articles of Incorporation for uncontested director elections. Proposals 2 and 3 were also approved by a majority vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION

By:	/s/ Dennis E. Nixon
Dennis E. Nixon
President and Chief Executive Officer

Date: May 22, 2024